UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to Section 240.14a-12

Calavo Growers, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on April 21, 2021. CALAVO GROWERS, INC. You are receiving this communication because you hold shares in the company named above. CALAVO GROWERS, INC. 1141A CUMMINGS ROAD SANTA PAULA, CA 93060 ATTN: KEVIN MANION This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. mpraotxeyriamlsaatnedrivaolstinagndinsvtortuicntgioinnss. tructions. D37146-P49440 Seeetthheererveevresresseidseidoef tohfisthnoistinceo toceobttoaionbptraoixny Meeting Information Meeting Type:Annual Meeting For holders as of:February 22, 2021 Date: April 21, 2021Time: 1:00 p.m., PDT Location:15765 W. Telegraph Road Santa Paula, California 93060 Or meeting live via the Internet‐please visit www.virtualshareholdermeeting.com/CVGW2021.

Before You Vote How to Access the Proxy Materials How To Vote Please Choose One of the Following Voting Methods D37147-P49440 Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: Before The Meeting: Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. During The Meeting: Go to www.virtualshareholdermeeting.com/CVGW2021. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENTANNUAL REPORT How to View Online: Have the information that is printed in the box marked by the arrow(located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E‐MAIL Copy: If you want to receive a paper or e‐mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET:www.proxyvote.com 2) BY TELEPHONE: 1‐800‐579‐1639 3) BY E‐MAIL*:sendmaterial@proxyvote.com * If requesting materials by e‐mail, please send a blank e‐mail with the information that is printed in the box marked by the arrow(located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e‐mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 7, 2021 to facilitate timely delivery. XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX

The Board of Directors recommends you vote FOR the following: 1. ELECTION OF DIRECTORS Nominees: 01) Farha Aslam 02) Marc L. Brown 03) Michael A. DiGregorio 04) Harold Edwards 05) James D. Helin 06) Steven Hollister 07) Kathleen M. Holmgren 08) John M. Hunt 09) J. Link Leavens 10) Donald M. Sanders 11) Scott Van Der Kar The Board of Directors recommends you vote FOR the following proposals: 2. RATIFICATION OF APPOINTMENT OF DELOITTE & TOUCHE LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF CALAVO GROWERS, INC. FOR THE YEAR ENDING OCTOBER 31, 2021 3. ADVISORY VOTE APPROVING THE EXECUTIVE COMPENSATION DISCLOSED IN THE ACCOMPANYING PROXY STATEMENT 4. APPROVAL OF THE CALAVO GROWERS, INC. 2020 EQUITY INCENTIVE PLAN 5. OTHER BUSINESS. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and at any and all adjournments or postponements thereof. The Board of Directors, at present, knows of no other business to be presented at the meeting. D37148-P49440 Voting Items

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